UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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Beacon Financial Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V83100-P45600 BEACON FINANCIAL CORPORATION C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342 BRENTWOOD, NY 11717-0718 BEACON FINANCIAL CORPORATION You invested in BEACON FINANCIAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 13, 2026. Vote Virtually at the Meeting* May 13, 2026 11:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/BBT2026 Get informed before you vote View the Notice and Proxy Statement, CEO Letter to Stockholders and Annual Report on Form-10K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2026 Annual Meeting Vote by May 12, 2026 11:59 P.M. ET

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V83101-P45600 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) David M. Brunelle 02) Mary Anne Callahan 03) Joanne B. Chang 04) Nina A. Charnley 05) Mihir A. Desai 06) Margaret Boles Fitzgerald 07) Willard I. Hill, Jr. 08) Thomas J. Hollister 09) William H. Hughes III 10) Sylvia Maxfield 11) Bogdan Nowak 12) John M. Pereira 13) Paul A. Perrault 14) Karyn Polito 15) Eric S. Rosengren 16) Merrill W. Sherman 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For 3. To approve on a non-binding advisory basis, the compensation of our named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.